UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE Suite 800 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreements

On March 18, 2026, Guardian Pharmacy Services, Inc. (the “Company”) entered into stock purchase agreements (each, a “Stock Purchase Agreement” and collectively, the “Stock Purchase Agreements”) with certain holders (the “Holders”) of shares of the Company’s Class A common stock that were issued upon conversion of shares of the Company’s Class B common stock originally issued in connection with the Company’s corporate reorganization in September 2024. Subject to the terms and conditions of the Stock Purchase Agreements, the Company agreed to purchase from the Holders, in one or more private, non-underwritten transactions, up to an aggregate of 1,833,344 shares of Class A common stock, using the proceeds to the Company from the sale of shares of Class A common stock by the Company in one or more underwritten public offerings (each, a “Public Offering”). The purchase price per share to be paid by the Company for each share purchased under the Stock Purchase Agreements will be equal to the public offering price, less the underwriting discount, for the applicable Public Offering.

The Stock Purchase Agreements also provide that, subject to and upon the consummation of the initial purchases contemplated thereby (the “Initial Closing”), the Holders will not offer, sell or otherwise dispose of any other shares of the Company’s common stock for a period commencing upon the Initial Closing and ending on the later of (i) June 30, 2026 or (ii) the date that is 180 days after the date of the latest underwriting agreement (relating to a Public Offering) entered into on or prior to June 30, 2026.

The foregoing description of the Stock Purchase Agreements is only a summary and is qualified in its entirety by reference to the full text of the form of Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Underwriting Agreement

On March 20, 2026, the Company consummated an underwritten public offering of 6,900,000 shares of Class A common stock, consisting of 5,880,000 shares (the “Selling Stockholder Shares”) offered and sold by certain selling stockholders (the “Selling Stockholders”) and 1,020,000 newly issued shares (the “Company Shares,” and together with the Selling Stockholder Shares, the “Shares”) offered and sold by the Company as part of a non-dilutive “synthetic secondary” transaction (collectively, the “Offering”). The Shares were sold at a public offering price per share of $31.00, less the underwriting discount of $1.3175, pursuant to the Underwriting Agreement dated March 18, 2026 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholders, and BofA Securities, Inc. and Jefferies LLC, acting as representatives of the several underwriters named therein. The Selling Stockholders consist of Bindley Capital Partners I, LLC, Pharmacy Investors, LLC, Cardinal Equity Fund, L.P., Fred Burke, David Morris and Kendall Forbes.

The Company used all of the net proceeds to it from the sale of the Company Shares to purchase 1,020,000 outstanding shares of Class A common stock from the Holders pursuant to the Stock Purchase Agreements. The 1,020,000 shares of Class A common stock purchased by the Company were cancelled, resulting in no change to the total number of shares of Class A common stock outstanding following the Offering. The Company did not receive any proceeds from the sale of the Selling Stockholder Shares by the Selling Stockholders in the Offering.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (No. 333-290865), the related Registration Statement on Form S-3 (No. 333-294447) filed pursuant to Rule 462(b) under the Securities Act of 1933, and a prospectus supplement dated March 18, 2026 (the “Prospectus Supplement”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. A copy of the opinion of Jones Day relating to the validity of the Shares (which includes Jones Day’s consent to the filing of such opinion) is filed herewith as Exhibit 5.1.

Loss of Controlled Company Status

As disclosed in the Prospectus Supplement, prior to the Offering, the Company qualified as a “controlled company” within the meaning of the listing standards of the New York Stock Exchange (“NYSE”), as a majority of the Company’s voting power for the election of directors (the “Voting Power”) was held by the Selling Stockholders pursuant to a stockholders’ agreement. Upon the consummation of the Offering, the Selling Stockholders no longer hold a majority of the Voting Power and the Company ceased to qualify as a “controlled company.” As a result, the Company will no longer rely on the exemptions from corporate governance requirements that are available to controlled companies (subject to applicable transition periods for compliance permitted by NYSE rules).

The Company intends to take all action necessary to comply with applicable NYSE rules. Accordingly, effective March 20, 2026, the Company’s Board of Directors (the “Board”) established a Nominating and Governance Committee (the “Nominating Committee”) as a standing committee of the Board. The Board also appointed Steven Cosler, Randall Lewis and Mary Sue Patchett to the Nominating Committee, with Ms. Patchett appointed as chair. Each member of the Nominating Committee has been determined by the Board to meet the applicable independence requirements under NYSE rules.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2026, by and among the Company, the selling stockholders party thereto, and BofA Securities, Inc. and Jefferies LLC, acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

10.1	Form of Stock Purchase Agreement, effective as of March 18, 2026.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 23, 2026

GUARDIAN PHARMACY SERVICES, INC.

By:	/s/ David K. Morris
Name:	David K. Morris
Title:	Executive Vice President and
Chief Financial Officer